UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2009

NILE THERAPEUTICS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-34058	88-0363465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 West 4th Ave., Suite 400
San Mateo, California 94402
(Address of Principal Executive Offices)

(415) 875-7880
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Directors

On September 24, 2009, Frank Litvack, M.D. and Arie S. Belldegrun, M.D. were each appointed to serve as members of the Board of Directors of Nile Therapeutics, Inc. (the “Company”).  In accordance with the terms of the Company’s standard compensation plan for its non-employee directors, Drs. Litvack and Belldegrun each received an initial stock option grant relating to 130,000 shares of the Company’s common stock pursuant to the Company’s 2005 Stock Option Plan.  A copy of the Company’s press release issued September 25, 2009, announcing Dr. Litvack’s appointment is attached hereto and incorporated by reference herein as Exhibit 99.1.  A copy of the Company’s press release issued September 29, 2009, announcing Dr. Belldegrun’s appointment is attached hereto and incorporated by reference herein as Exhibit 99.2.

Dr. Belldegrun is a partner of Two River Consulting, LLC (“TRC”).  As previously disclosed by the Company in its Current Report on Form 8-K filed on June 25, 2009, the Company and TRC entered into a Services Agreement (the “Services Agreement”), pursuant to which TRC will provide various clinical development, operational and administrative services to the Company for a period of one year. As compensation for such services, the Company agreed to pay to TRC a monthly cash fee of $65,000 during the term of the Services Agreement and to issue to TRC a five-year stock option to purchase up to an aggregate of 750,000 shares of the Company’s common stock at a price per share equal to $0.89, the closing sale price of the Company’s common stock on the date of the Services Agreement.  The terms of the Services Agreement were reviewed and approved by a special committee of the Company’s Board of Directors consisting of Pedro Granadillo, Paul Mieyal and Greg Schafer. None of the members of the special committee has any interest in TRC or the Services Agreement.

Resignation of David M. Tanen as Secretary and Director

On September 24, 2009, upon the appointment of Drs. Litvack and Belldegrun, David M. Tanen resigned from his positions as Secretary and as a member of the Company’s Board of Directors.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits. The following exhibits are furnished herewith.

Exhibit No.	Descrption

99.1	Nile Therapeutics, Inc. press release dated September 25, 2009.
99.2	Nile Therapeutics, Inc. press release dated September 29, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NILE THERAPEUTICS, INC.

Date: September 29, 2009	By:	/s/ Daron Evans
Daron Evans
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Descrption

99.1	Nile Therapeutics, Inc. press release dated September 25, 2009.
99.2	Nile Therapeutics, Inc. press release dated September 29, 2009.

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